Document and Entity Information (USD $)	12 Months Ended
	Apr. 01, 2012	Jun. 01, 2012	Oct. 09, 2011
Document Information [Line Items]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Apr 1, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	BNHN
Entity Registrant Name	BENIHANA INC
Entity Central Index Key	0000935226
Current Fiscal Year End Date	--04-01
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		17,930,627
Entity Public Float			$ 85,526,000

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Apr. 01, 2012	Mar. 27, 2011
Current Assets:
Cash and cash equivalents	$ 20,644	$ 4,038
Cash and cash equivalents, restricted	1,095
Receivables, net	2,515	2,207
Inventories	5,228	5,668
Income tax receivable	19	515
Prepaid expenses and other current assets	2,853	1,802
Investment securities, available for sale - restricted	545	619
Deferred income tax asset, net	1,973	322
Total current assets	34,872	15,171
Property and equipment, net	172,043	182,992
Goodwill	6,896	6,896
Deferred income tax asset, net	10,758	10,053
Other assets, net	4,854	5,770
Total assets	229,423	220,882
Current Liabilities:
Accounts payable	12,614	8,121
Accrued expenses	30,226	25,346
Total current liabilities	42,840	33,467
Deferred obligations under operating leases	15,214	14,268
Borrowings under line of credit		5,689
Other long-term liabilities	565	1,025
Total liabilities	58,619	54,449
Commitments and Contingencies (Notes 8, 13 and 17)
Convertible Preferred Stock - $1.00 par value; authorized - 5,000,000 shares; Series B mandatory redeemable convertible preferred stock - authorized, issued and outstanding - 0 and 800,000 shares, respectively		19,710
Stockholders' Equity:
Additional paid-in capital	96,430	73,601
Retained earnings	72,543	71,849
Treasury stock, at cost - 0 and 46,667 shares, respectively		(383)
Accumulated other comprehensive income, net of tax	40	46
Total stockholders' equity	170,804	146,723
Total liabilities, convertible preferred stock and stockholders' equity	229,423	220,882
Common Stock
Stockholders' Equity:
Common stock	1,791	555
Class A Common Stock
Stockholders' Equity:
Common stock		$ 1,055

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Apr. 01, 2012	Mar. 27, 2011
Treasury stock, shares	0	46,667
Convertible Preferred Stock
Preferred stock, par value	1	1
Preferred stock, authorized	5,000,000	5,000,000
Series B Mandatory Redeemable Convertible Preferred Stock
Preferred stock, authorized	0	800,000
Preferred stock, issued	0	800,000
Preferred stock, outstanding	0	800,000
Common Stock
Common stock, par value	0.1	0.1
Common stock, authorized	24,000,000	12,000,000
Common stock, issued	17,919,577	5,552,747
Common stock, outstanding	17,919,577	5,552,747
Class A Common Stock
Common stock, par value	0.1	0.1
Common stock, authorized	0	32,500,000
Common stock, issued	0	10,552,378
Common stock, outstanding	0	10,552,378

CONSOLIDATED STATEMENTS OF EARNINGS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Apr. 01, 2012	Mar. 27, 2011	Mar. 28, 2010
Revenues
Restaurant sales	$ 350,374	$ 325,921	$ 311,797
Franchise fees and royalties	1,703	1,719	1,727
Total revenues	352,077	327,640	313,524
Costs and Expenses
Cost of food and beverage sales	87,144	79,810	74,759
Restaurant operating expenses	222,576	209,416	208,486
Restaurant opening costs		8	1,045
General and administrative expenses	35,200	36,373	24,625
Impairment charges	2,625		12,347
Total operating expenses	347,545	325,607	321,262
Income (loss) from operations	4,532	2,033	(7,738)
Interest expense, net	(448)	(1,368)	(2,020)
Income (loss) before income taxes	4,084	665	(9,758)
Income tax provision (benefit)	87	(670)	(815)
Net Income (Loss)	3,997	1,335	(8,943)
Less: accretion of preferred stock issuance costs and preferred stock dividends	440	1,084	1,085
Net income (loss) attributable to common stockholders	$ 3,557	$ 251	$ (10,028)
Earnings (Loss) Per Share
Basic earnings (loss) per common share	$ 0.21	$ 0.02	$ (0.65)
Diluted earnings (loss) per common share	$ 0.21	$ 0.02	$ (0.65)
Basic weighted average shares outstanding	17,190	15,581	15,388
Diluted weighted average shares outstanding	17,239	15,612	15,388

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (USD $) In Thousands, unless otherwise specified	Total	Common Stock	Class A Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive (Loss) Income, net of tax
Balance at Mar. 29, 2009	$ 152,437	$ 560	$ 970	$ 69,479	$ 81,625		$ (197)
Comprehensive income (loss):
Net income (loss)	(8,943)				(8,943)
Net decrease in unrealized gain (loss) on investment securities available for sale, net of tax	185						185
Total comprehensive income (loss)	(8,758)
Issuance of common stock and Class A common stock from exercise of options	639	4	7	628
Forfeiture of 3,400 shares of restricted Class A common stock
Dividends declared on Series B preferred stock	(997)				(997)
Accretion of issuance costs on Series B preferred stock	(87)				(87)
Stock based compensation	450			450
Tax benefit from stock option exercises	32			32
Balance at Mar. 28, 2010	143,716	564	977	70,589	71,598		(12)
Comprehensive income (loss):
Net income (loss)	1,335				1,335
Net decrease in unrealized gain (loss) on investment securities available for sale, net of tax	58						58
Total comprehensive income (loss)	1,393
Issuance of restricted stock			63	(63)
Issuance of common stock and Class A common stock from exercise of options	337	1	5	331
Conversion of common stock into Class A common stock		(10)	10
Treasury stock withheld for payroll taxes	(383)					(383)
Dividends declared on Series B preferred stock	(997)				(997)
Accretion of issuance costs on Series B preferred stock	(87)				(87)
Stock based compensation	2,701			2,701
Tax benefit from stock option exercises	43			43
Balance at Mar. 27, 2011	146,723	555	1,055	73,601	71,849	(383)	46
Comprehensive income (loss):
Net income (loss)	3,997				3,997
Net decrease in unrealized gain (loss) on investment securities available for sale, net of tax	(6)						(6)
Total comprehensive income (loss)	3,991
Issuance of restricted stock			17	(17)
Issuance of common stock and Class A common stock from exercise of options	923	10	2	911
Conversion of common stock into Class A common stock		(22)	22
Treasury stock withheld for payroll taxes	(99)					(99)
Conversion of 800,000 shares of Series B preferred stock into 1,582,577 shares of common stock	19,756	158		19,598
Reclassification of 10,965,430 shares of Class A common stock into 10,965,430 shares of common stock		1,096	(1,096)
Retirement of 56,042 treasury shares	(482)	(6)		(476)		482
Dividends declared on Series B preferred stock	(406)				(406)
Accretion of issuance costs on Series B preferred stock	(34)				(34)
Dividends declared on common stock	(2,863)				(2,863)
Stock based compensation	2,753			2,753
Tax benefit from stock option exercises	23			23
Tax benefit from vesting of restricted Class A common stock	37			37
Balance at Apr. 01, 2012	$ 170,804	$ 1,791		$ 96,430	$ 72,543		$ 40

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (Parenthetical)	12 Months Ended
	Apr. 01, 2012	Mar. 27, 2011	Mar. 28, 2010
Retirement of treasury stock, shares	56,042
Series B Mandatory Redeemable Convertible Preferred Stock
Shares of preferred stock converted into common stock	800,000
Common Stock
Issuance of stock from exercise of options, shares	102,917	9,984	44,641
Conversion of common stock, shares	(228,052)	(105,017)
Shares of common stock issued in exchange for Series B preferred stock	1,582,577
Reclassification of one class of common stock into another, shares	10,965,430
Class A Common Stock
Issuance of restricted stock, shares	165,000	625,000
Issuance of stock from exercise of options, shares	20,000	53,750	78,500
Conversion of common stock, shares	228,052	105,017
Forfeiture of restricted Class A common stock, shares			3,400
Treasury stock withheld for payroll taxes, shares of Class A common stock	9,375	46,667
Reclassification of one class of common stock into another, shares	(10,965,430)

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Apr. 01, 2012	Mar. 27, 2011	Mar. 28, 2010
Operating Activities:
Net income (loss)	$ 3,997	$ 1,335	$ (8,943)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	19,938	21,602	20,085
Amortization of deferred debt issuance costs	265	749	318
Non-cash impairment charges	2,625		12,347
Deferred income taxes	(2,352)	(791)	865
Stock-based compensation	2,753	2,701	450
(Gain) loss on disposal of assets		(30)	30
Write-off of abandoned projects		159
Change in restricted cash	(1,095)
Change in operating assets and liabilities that provided (used) cash:
Receivables	(308)	(661)	(270)
Inventories	440	1,234	(373)
Prepaid expenses and other current assets	(1,051)	241	560
Income taxes and other long-term liabilities	538	759	(71)
Other assets	349	199	506
Accounts payable	4,576	2,355	123
Other long-term liabilities	6	(27)
Accrued expenses and deferred obligations under operating leases	2,910	(2,271)	2,013
Net cash provided by operating activities	33,531	27,511	27,608
Investing Activities:
Expenditures for property and equipment and computer software	(10,122)	(8,053)	(17,174)
Collection of insurance proceeds			174
Proceeds from sales of investment securities, available for sale, net	64	89	338
Cash proceeds from disposal of property and equipment		43
Net cash used in investing activities	(10,058)	(7,921)	(16,662)
Financing Activities:
Borrowings on line of credit	22,746	104,817	99,946
Repayments on line of credit	(28,435)	(121,531)	(110,894)
Dividends paid on Series B preferred stock	(630)	(999)	(1,000)
Dividends paid on common stock	(1,432)
Payment by the Company for payroll taxes withheld from the employee by withholding Class A common stock as treasury shares upon vesting of restricted shares	(99)
Debt issuance costs		(777)	(757)
Stock registration costs			(245)
Proceeds from issuance of common stock and Class A common stock upon exercise of stock options	923	337	639
Net cash used in financing activities	(6,867)	(18,110)	(12,279)
Net increase (decrease) in cash and cash equivalents	16,606	1,480	(1,333)
Cash and cash equivalents, beginning of year	4,038	2,558	3,891
Cash and cash equivalents, end of year	20,644	4,038	2,558
Cash paid during the fiscal year for:
Interest	209	958	1,405
Income taxes	1,805	527	875
Noncash investing and financing activities
Acquired property and equipment for which cash payments had not yet been made	1,974	783	330
Conversion of Series B preferred stock into Common Stock	(19,756)
Reclassification of Class A Common Stock to Common Stock	(1,096)
Retirement of treasury stock	(482)
Net decrease (increase) in unrealized loss on investment securities available for sale, net of tax	(6)	58	185
Common Stock
Noncash investing and financing activities
Accrued but unpaid dividends	1,431
Series B Mandatory Redeemable Convertible Preferred Stock
Noncash investing and financing activities
Accrued but unpaid dividends		236	238
Stock Option [Member]
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Tax benefit from share-based compensation, operating activities	(23)	(43)	(32)
Financing Activities:
Tax benefit from share-based compensation, financing activities	23	43	32
Restricted Class A Common Stock [Member]
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Tax benefit from share-based compensation, operating activities	(37)
Financing Activities:
Tax benefit from share-based compensation, financing activities	$ 37

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Apr. 01, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations - As of April 1, 2012, Benihana Inc., including our wholly-owned subsidiaries (“we,” “our” or “us”), owned and operated 62 Benihana teppanyaki restaurants, 25 RA Sushi restaurants and eight Haru restaurants. We also had 16 franchised Benihana teppanyaki restaurants as of April 1, 2012. Benihana National Corp., our subsidiary, owns the right to operate, license and develop restaurants using the Benihana name and trademarks in the United States, Central and South America and the Caribbean islands. We also own the United States trademarks and worldwide development rights to the names “Haru” and “RA” and related trademarks.

Basis of Presentation - The consolidated financial statements include the assets, liabilities and results of operations of our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Fiscal year - We have a 52/53-week fiscal year. Our fiscal year ends on the Sunday within the dates of March 26 through April 1. The fiscal year is divided into 13 four-week periods. Because of the odd number of periods, our first fiscal quarter consists of 4 periods totaling 16 weeks and each of the remaining three quarters consists of 3 periods totaling 12 weeks each. In the event of a 53-week year, the additional week is included in the fourth quarter of the fiscal year. This operating calendar provides us with a consistent number of operating days within each period as well as ensures that certain significant holidays occur consistently within the same fiscal quarters. Because of the differences in length of fiscal quarters, however, results of operations between the first quarter and the later quarters of a fiscal year are not comparable. Fiscal year 2012 consisted of 53 weeks, and fiscal years 2011 and 2010 each consisted of 52 weeks.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires that we make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual amounts could differ from those estimates.

Cash and Cash Equivalents - We consider all highly liquid investment instruments purchased with an initial maturity of three months or less to be cash equivalents. Amounts receivable from third-party credit card processors of $4.7 million and $4.5 million as of April 1, 2012 and March 27, 2011, respectively, are also considered cash equivalents because they are both short-term and highly liquid in nature and are typically converted to cash within three days of the sales transaction.

Cash and Cash Equivalents, Restricted – Certain cash amounts included in our consolidated cash and cash equivalents are in accounts that are restricted to funding payment of vacation and health benefits related to the Benihana Voluntary Employee Benefit Association Plan. The liabilities associated with such benefits are also included in our accompanying consolidated balance sheets.

Inventories - Inventories, which consist principally of restaurant operating supplies and food and beverage, are stated at the lower of cost (first-in, first-out method) or market.

Investment securities, available for sale - We maintain investments in certain publicly traded mutual funds that invest in debt and equity securities. We invest in these mutual funds to mirror and track the performance of the elections made by employees that participate in our deferred compensation plan. These investments are held in trust in accordance with the deferred compensation plan and are restricted for payment of plan expenses and benefits to the participants. These mutual fund investments are classified as available for sale and are carried at fair value with unrealized gains and losses reflected as a separate component of stockholders’ equity. These investments have no stated maturities.

Accounting for Long-Lived Assets - Property and equipment are stated at cost. We capitalize all direct costs incurred to construct restaurants. Upon opening, these costs are depreciated and charged to expense based upon their useful life classification. Rent expense incurred during the construction period is not capitalized but is charged to restaurant opening costs. The amount of interest capitalized in connection with restaurant construction was less than $0.1 million in each of fiscal years 2011 and 2010. We did not have any capitalizable interest expense during the construction periods of fiscal year 2012.

We periodically assess the potential impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. We consider a history of consistent and significant negative comparable restaurant sales, declining operating profit or operating losses to be primary indicators of potential asset impairment. Assets are grouped and evaluated for impairment at the lowest level for which there is identifiable cash flows, primarily at the individual restaurant level. When indicators of potential impairment are present, the carrying values of the assets are evaluated in relation to the operating performance and estimated future undiscounted cash flows of the underlying restaurant. If a forecast of undiscounted future operating cash flows directly related to the restaurant is less than the carrying amount of the restaurant’s long-lived assets, the carrying amount is compared to fair value. An impairment loss is measured as the amount by which the carrying amount of the restaurant’s long-lived assets exceeds its fair value, and the charge is taken against results of operations. Fair value is an estimate based on a net present value model, which discounts projected free cash flows at a computed weighted average cost of capital as the discount rate (Level 3 in the three-tier fair value hierarchy).

The projected free cash flows used in calculating estimated fair value involve a significant amount of judgment and include our best estimates of expected future comparable sales and operating performance for each restaurant.

As further discussed in Note 12, Impairment Charges, we recorded an impairment charge of $2.6 million ($2.4 after-tax) and $1.2 million ($0.7 million after-tax) during fiscal years 2012 and 2010, respectively, related to the write-down of property and equipment to estimated fair value at certain of our restaurants. No such charges were incurred during fiscal year 2011.

Accounting for Goodwill and Intangibles - Goodwill consists of the cost of an acquired business in excess of the fair value of net assets acquired, using the purchase method of accounting. Goodwill and other intangible assets deemed to have indefinite lives are not amortized and are subject to annual impairment tests. Intangible assets deemed to have definite lives are amortized over their estimated useful lives.

We review goodwill and other indefinite-lived intangible assets annually for impairment or more frequently if indicators of impairment exist. The goodwill impairment test involves a two-step process. The first step is a comparison of each reporting unit’s fair value to its carrying value. If the carrying value of the reporting unit is greater than its fair value, there is an indication that impairment may exist, and the second step must be performed to measure the amount of impairment loss. The purpose of the second step is only to determine the amount of goodwill that should be recorded on the balance sheet. We evaluate goodwill at the reporting unit level using an estimation of fair value based upon (1) an analysis of discounted cash flow projections (income approach) and (2) an analysis of cash flows of the reporting unit using market-derived earnings multiples of similar restaurant businesses that were bought and sold within a reasonable time frame to our own evaluation (market approach). The second step, if required, involves an analysis reflecting the allocation of fair value determined in the first step (as if it was the purchase price in a business combination). If the calculated fair value of the goodwill resulting from this allocation is lower than the carrying value of the goodwill in the reporting unit, the difference is reflected as a non-cash impairment loss. The recorded amounts of other items on the balance sheet are not adjusted.

As further discussed in Note 12, Impairment Charges, during fiscal year 2010, we recorded impairment charges of $11.1 million ($7.3 million after-tax), related to the write-down of goodwill allocated to the Benihana reporting unit to its implied fair value as determined by step two of the goodwill impairment test.

The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite lived intangible assets and included in other assets in the accompanying consolidated balance sheets. We review premiums on liquor licenses for impairment annually or more frequently if impairment indicators exist. We performed our assessment for possible impairment during fiscal years 2012, 2011 and 2010 and no impairment charges resulted from the impairment tests.

Other intangible assets include lease acquisition costs, computer software costs obtained for internal use and reacquired franchise rights. These intangible assets are classified as other assets, net in the accompanying consolidated balance sheets. Lease acquisition costs are amortized over the remaining life of the acquired lease. Capitalized computer software costs were amortized over three years. Reacquired franchise rights are amortized over the remaining term of purchased rights. Deferred financing costs are amortized over the remaining term of the Amended and Restated Credit Agreement. Amortization of intangibles totaled $0.6 million, $2.7 million and $1.3 million during fiscal years 2012, 2011 and 2010, respectively.

Estimated amortization expense over the estimated remaining life of intangible assets is as follows (in thousands):

Fiscal year:
2013	$554
2014	512
2015	125
2016	80
2017	75
Thereafter	34
Total	$1,380

Self-Insurance - We are self-insured for certain losses, principally related to health, workers’ compensation and general liability exposure, and we maintain stop loss coverage with third party insurers to limit our total exposure. The self-insurance liability represents an estimate of the ultimate cost of claims incurred and unpaid, both reported and unreported, as of the balance sheet date. We utilize estimates of expected losses, based on statistical and actuarial analyses, to validate our self-insurance liability on a quarterly basis.

Revenue Recognition - Revenues from food and beverage sales are recognized as products are sold. We sell gift cards to guests in our restaurants and through our websites. Proceeds from the sale of gift cards are deferred until the revenue recognition criteria have been met, generally upon redemption. Gift card breakage is recorded when the likelihood of the redemption of the gift cards becomes remote, which is based on historical redemption patterns. Initial franchise fees are recorded as income when substantially all of our material obligations under the franchise agreement are satisfied, which generally coincides with the opening of the franchised restaurants. Continuing royalties, which are based upon a percentage of each franchised restaurant’s gross revenues, are recognized as income when earned. Sales taxes collected from guests and remitted to governmental authorities are presented on a net basis within sales in the accompanying consolidated statements of earnings.

Accounting for Leases - Rent expense for our operating leases, which generally have escalating rentals over the term of the lease, is recorded on a straight-line basis over the lease term. Generally, the lease term commences on the date when we become legally obligated for the rent payments or as specified in the lease agreement. Recognition of rent expense begins when we have the right to control the use of the leased property, which is typically before rent payments are due under the terms of most of our leases. The difference between rent expense and rent paid is recorded as a deferred rent obligation and is included in the accompanying consolidated balance sheets. Percentage rent expense is generally based upon sales levels and is accrued at the point in time we determine that it is probable that the sales levels will be achieved. Leasehold improvements are amortized on the straight-line method over the shorter of the estimated life of the asset or the same expected lease term used for lease accounting purposes. Leasehold improvements paid for by the lessor are recorded as leasehold improvements and deferred rent.

Depreciation and Amortization - Depreciation and amortization are computed by the straight-line method over the estimated useful life (buildings - 30 years; restaurant furniture, fixtures and equipment - 8 years; office equipment - 8 years; personal computers, software and related equipment - 3 years; and leasehold improvements - lesser of the expected lease term used for lease accounting purposes or their useful lives). Depreciation expense associated with property and equipment totaled $19.4 million, $19.6 million and $19.1 million for fiscal years 2012, 2011 and 2010, respectively.

Restaurant Opening Costs - Restaurant opening costs include costs to recruit and train hourly restaurant employees, wages, travel and lodging costs for our opening training team and other support employees, costs for practice service activities and straight-line minimum base rent during the restaurant preopening period for accounting purposes. We expense restaurant opening costs as incurred.

Advertising - Advertising costs are expensed as incurred. Advertising costs were $7.2 million, $6.8 million and $6.9 million in fiscal years 2012, 2011 and 2010, respectively, and are included in restaurant operating expenses in the accompanying consolidated statements of earnings.

Stock-Based Compensation - Compensation costs related to share-based payments to employees, including grants of employee and director stock options and restricted stock awards, are recognized in the financial statements based on their fair values. The amount of compensation cost will be measured based on the fair market value on the stock option grant date. Compensation cost is recognized over the period that an employee provides service for that award, resulting in charges to earnings. We use the Black-Scholes option pricing model in measuring fair value, which requires the input of subjective assumptions. These assumptions include the risk-free interest rate, an expectation of the dividend yield, estimating the length of time employees will retain their vested stock options before exercising them (expected term), the volatility of our stock price over the expected term and the number of options that will ultimately not complete their vesting requirements (forfeitures). The following summarizes assumptions used in estimating the fair value of option grants:

	Fiscal Year
	2012	2011	2010
Risk free interest rate	1.8%	2.7%	3.9%
Expected dividend yield	2.8%	-	-
Expected term	3 years	3 years	3 years
Expected volatility	62.5%	78.6%	74.6%

The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for the expected term of the option. The expected dividend yield is based on our history and expectation of dividend payments. The expected term is based on the period of time the options are expected to be outstanding. The volatility factor is based on historical monthly price observations of the underlying shares over the expected term of the option as we have no reason to believe that future volatility over the expected term is likely to differ from historical volatility. Forfeitures are expected not to be significant.

The amount of compensation cost related to restricted stock awards is based on the fair market value of the restricted stock award on the award date as determined by the fair market value of the underlying stock on the award date and the probability of attaining any applicable vesting criteria, including both time and market conditions. The compensation cost is recognized over the expected vesting period.

Tax benefits related to equity award grants that are in excess of the tax benefits recorded on our consolidated statements of earnings are classified as a cash inflow in the financing section of the accompanying consolidated statements of cash flows.

Earnings (Loss) Per Share – Basic earnings (loss) per common share is computed by dividing net income (loss) attributable to common stockholders by the weighted average number of common shares outstanding during each period. The diluted earnings (loss) per common share computation includes dilutive common share equivalents issued under our various stock option plans and conversion rights of Series B preferred stock. The components used in the computation of basic earnings (loss) per share and diluted earnings (loss) per share for each fiscal year are shown below (in thousands):

	April 1,	March 27,	March 28,
	2012	2011	2010
	(53 weeks)	(52 weeks)	(52 weeks)
Net income (loss)	$3,997	$1,335	$(8,943)
Less: Accretion of preferred stock issuance costs and preferred stock dividends	(440)	(1,084)	(1,085)
Income (loss) for computation of basic earnings (loss) per share	3,557	251	(10,028)
Add: Accretion of preferred stock issuance costs and preferred stock dividends (Note 9)	-	-	-
Earnings (loss) for computation of diluted earnings (loss) per share	$3,557	$251	$(10,028)

Weighted average number of common shares in basic earnings (loss) per share	17,190	15,581	15,388
Effect of dilutive securities:
Stock options and warrants	49	31	-
Convertible preferred shares	-	-	-
Weighted average number of common shares and dilutive potential common shares used in diluted earnings (loss) per share	17,239	15,612	15,388

Due to the net loss attributable to common stockholders for fiscal year 2010, all potentially dilutive shares were excluded from the denominator of the earnings per share calculation as including such shares would have been anti-dilutive. Similarly, the numerator was not adjusted to add back any preferred stock issuance costs or preferred stock dividends as including such amounts would have been anti-dilutive. During fiscal years 2012, 2011 and 2010, stock options to purchase 210,000, 368,000 and 895,000 shares of common stock, respectively, were excluded from the calculation of diluted earnings per share due to their anti-dilutive effect.

Convertible preferred stock shall be assumed to have been converted at the beginning of the period and the resulting common shares shall be included in the denominator of diluted EPS. In applying the if-converted method, conversion shall not be assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. Convertible preferred stock is anti-dilutive whenever the amount of the dividend declared in or accumulated for the current period per common share obtainable upon conversion exceeds basic EPS. For fiscal years 2011 and 2010, conversion of the Series B preferred stock of 2.5 million and 3.2 million shares, respectively, was excluded from the calculations of diluted earnings per share due to its anti-dilutive effect. For fiscal year 2012, the impact of the actual conversion of the convertible preferred stock is fully included as shares outstanding in the calculation of basic and diluted earnings per share.

Income Taxes - We provide for federal and state income taxes currently payable as well as for those deferred because of temporary differences between reporting income and expenses for financial statement purposes versus tax purposes. We use the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled. Recognition of deferred tax assets is limited to amounts considered by us to be more likely than not of realization in future periods.

A tax benefit claimed or expected to be claimed on a tax return is recorded from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority.

Other Comprehensive Income (Loss) - For fiscal years 2012, 2011 and 2010, the only component of other comprehensive income (loss) is the net unrealized gains (losses) on our investments classified as available for sale.

Segment Reporting - Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. We have determined that our reportable segments are those that are based on our methods of internal reporting and management structure, which is based upon our restaurant concepts. Accordingly, our reportable segments are based on restaurant concept.

There were no material amounts of revenues or transfers between reportable segments. Revenues from external guests are derived principally from food and beverage sales. We do not rely on any major guests as a source of revenue. For each of fiscal years 2012, 2011 and 2010, franchise revenues attributed to foreign countries totaled approximately $0.4 million.

Recently Issued Accounting Standards - In May 2011, the Financial Accounting Standards Board (FASB) issued an amendment to the fair value measurements guidance. The amendment provides guidance and clarification about the application of existing fair value measurements and disclosure requirements. The amendment became effective on January 3, 2012, the beginning of our fourth fiscal quarter. The adoption of this standard will require expanded disclosures in the notes to the consolidated financial statements but will not impact our consolidated financial position or results of operations.

In June 2011, the FASB issued a new accounting standard on the presentation of comprehensive income. The new standard requires the presentation of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. We will adopt this new presentation standard as of the beginning of fiscal year 2013. The adoption of this standard will only impact the presentation of our financial statements and will not impact our consolidated financial position or results of operations.

In September 2011, the FASB issued guidance which will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The guidance includes a number of events and circumstances for an entity to consider in conducting the qualitative assessment. We will adopt this guidance in the third quarter of fiscal year 2013, which coincides with our fiscal year 2013 annual goodwill impairment test. We do not expect this guidance to have a material impact on our consolidated financial position or results of operations.

Merger Agreement	12 Months Ended
Apr. 01, 2012
Merger Agreement
2.	MERGER AGREEMENT

On May 22, 2012, we entered into an Agreement and Plan of Merger with Safflower Holdings Corp. and Safflower Acquisition Corp. Under the terms of the agreement, approved by Benihana’s Board of Directors, if the merger is consummated, each outstanding share of Benihana's Common Stock will be converted into the right to receive $16.30 per share in cash. The consummation of the merger is subject to customary closing conditions, including the approval of Benihana’s stockholders and regulatory clearance. Safflower Holdings Corp. is owned by funds advised by Angelo, Gordon & Co, L.P. (“Angelo Gordon”).

INVENTORIES	12 Months Ended
Apr. 01, 2012
INVENTORIES
3.	INVENTORIES
Inventories consist of (in thousands):
	April 1,	March 27,
	2012	2011

Food and beverage	$2,780	$2,889
Supplies	2,448	2,779
	$5,228	$5,668

FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Apr. 01, 2012
FAIR VALUE OF FINANCIAL INSTRUMENTS
4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate fair value due to the short-term nature of the items as of April 1, 2012 and March 27, 2011. We believe the carrying amount of our debt at March 27, 2011 approximated fair value due to the variable rates associated with the debt instrument and the recent amendments to our line of credit agreement (refer to Note 8, Long-term Debt). In accordance with the fair value measurements guidance, if our debt was measured at fair value, it would have been categorized as Level 2 in the three-tier fair value hierarchy. We had no borrowings outstanding under the credit facility as of April 1, 2012.

As of April 1, 2012 and March 27, 2011, we had certain publicly traded mutual funds that invest in debt and equity securities, included in investment securities available for sale–restricted in our accompanying consolidated balance sheets, that are required to be measured at fair value on a recurring basis. We invest in these mutual funds to mirror and track the performance of the elections made by employees that participate in our deferred compensation plan. These mutual fund investments are classified as available for sale and are carried at fair value, with unrealized gains and losses reflected as a separate component of stockholders’ equity. We determined the fair value of our investment securities available for sale using quoted market prices (Level 1 in the three-tier fair value hierarchy).

The following tables disclose, as of April 1, 2012 and March 27, 2011, our available for sale investment securities at both the cost basis and fair value by investment type. None of our available for sale investment securities was at a net loss position as of April 1, 2012 or March 27, 2011.

	April 1, 2012		March 27, 2011
	Cost	Fair value	Cost	Fair value

Equity securities	$387	$443	$360	$439
Fixed income securities	64	69	65	67
Money market fund deposits	33	33	113	113
	$484	$545	$538	$619

Fair value measurements of nonfinancial assets and nonfinancial liabilities are primarily used in the valuation of our reporting units for the purpose of assessing goodwill impairment and the valuation of property and equipment when assessing long-lived asset impairment. None of our nonfinancial assets or nonfinancial liabilities was measured at fair value as of March 27, 2011.

During the year ended April 1, 2012, in connection with the valuation of property and equipment when assessing long-lived asset impairment, we recorded impairment charges totaling $2.6 million to write down a certain restaurant’s property and equipment to its fair value of $0.7 million using unobservable inputs (Level 3 in the three-tier fair value hierarchy). Refer to Note 1, Summary of Significant Accounting Policies and Note 12, Impairment Charges, for the reasons for the measurements, description of the inputs and information used to develop the inputs.

PROPERTY AND EQUIPMENT	12 Months Ended
Apr. 01, 2012
PROPERTY AND EQUIPMENT
5.	PROPERTY AND EQUIPMENT

Property and equipment, net consists of (in thousands):

	April 1,	March 27,
	2012	2011

Land	$14,414	$14,414
Buildings	44,153	43,813
Leasehold improvements	190,929	190,066
Restaurant furniture, fixtures and equipment	51,726	52,612
	301,222	300,905
Less: Accumulated depreciation and amortization	131,351	118,784
	169,871	182,121
Construction in progress	2,172	871
	$172,043	$182,992

In fiscal year 2012, we disposed of $7.1 million of assets (and related accumulated depreciation of $6.8 million), primarily in connection with store renovations and closures and the move of our corporate office. In fiscal year 2011, we wrote off of $3.7 million of fully depreciated assets.

OTHER ASSETS	12 Months Ended
Apr. 01, 2012
OTHER ASSETS
6.	OTHER ASSETS

Other assets, net consist of (in thousands):

	April 1,	March 27,
	2012	2011

Security deposits	$1,433	$1,874
Premium on liquor licenses	1,810	1,860
Lease acquisition costs, net of accumulated amortization of $1,977 and $1,798, respectively	404	583
Reacquired franchise rights, net of accumulated amortization of $414 and $340, respectively	408	483
Other, net of accumulated amortization of $2,310 and $1,998, respectively	799	970
	$4,854	$5,770

ACCRUED EXPENSES	12 Months Ended
Apr. 01, 2012
ACCRUED EXPENSES
7.	ACCRUED EXPENSES

Accrued expenses consist of (in thousands):

	April 1,	March 27,
	2012	2011

Accrued payroll, incentive compensation and related taxes	$7,157	$7,131
Unredeemed gift cards and certificates	3,320	2,942
Accrued workers compensation claims	3,417	2,998
Sales taxes payable	2,238	2,017
Accrued capital expenditures	1,543	257
Accrued retirement and severance obligation	416	384
Accrued percentage rent	1,203	1,350
Accrued dividend payable	1,432	236
Other accrued liabilities	9,500	8,031
	$30,226	$25,346

LONG-TERM DEBT	12 Months Ended
Apr. 01, 2012
LONG-TERM DEBT
8.	LONG-TERM DEBT

We entered into an Amended and Restated Credit Agreement with Wells Fargo (as successor by merger to Wachovia Bank, National Association) on February 10, 2011. The credit facility provides us a borrowing capacity of $30.0 million, with an option to increase the principal amount of the credit facility by $5.0 million to $35.0 million, subject to certain conditions. The credit facility is scheduled to mature on February 10, 2014. The credit facility is secured by the assets of the Company. There are no scheduled principal payments prior to maturity. The Company may, however, prepay outstanding borrowings prior to that date without penalty. The line of credit provides for an initial commitment fee of 0.5% on the unused portion of the loan commitment and a variable interest rate on outstanding balances benchmarked to the prime rate in the United States or to the London interbank offering rate. Both the commitment fee and the interest rate adjust based on a leverage ratio, as defined by the amended and restated agreement. While providing for working capital, capital expenditures and general corporate purposes, the amended and restated agreement requires that the Company maintain certain financial ratios and profitability amounts and restricts the amount of cash dividends paid and stock repurchases of the Company, as well as acquisitions and other investments. We intend to request a waiver or modification of these restrictions prior to the cumulative dividend payment exceeding the limit.

At April 1, 2012, we had no borrowings outstanding under the line of credit. Our borrowing capacity under the line of credit is reduced on a dollar-for-dollar basis by the cumulative amount of any outstanding letters of credit, which totaled $1.7 million at April 1, 2012, resulting in an available borrowing balance of $28.3 million. As of April 1, 2012, we were in compliance with the financial and non-financial covenants of the amended and restated agreement governing the line of credit.

CONVERTIBLE PREFERRED STOCK	12 Months Ended
Apr. 01, 2012
CONVERTIBLE PREFERRED STOCK
9.	CONVERTIBLE PREFERRED STOCK

In fiscal years 2005 and 2006, we issued 800,000 shares (principal amount of $20 million) of our Series B preferred stock to BFC Financial Corporation (“BFC”) and received net proceeds of $19.2 million after transaction costs. John E. Abdo, a director, is also a director and Vice Chairman of the Board of BFC and is a significant shareholder of BFC. Alan B. Levan, who became a director after the end of fiscal year 2009, is Chairman, Chief Executive Officer and President, as well as a significant shareholder, of BFC.

During the year ended April1, 2012, BFC converted all 800,000 shares of the Series B preferred stock into 1,582,577 shares of common stock. As of April 1, 2012, there are no outstanding shares of Series B preferred stock.

We paid quarterly dividends on the Series B preferred stock of $0.6 million, $1.0 million and $1.0 million in fiscal years 2012, 2011 and 2010, respectively, and at April 1, 2012, there were no accrued but unpaid dividends of the Series B preferred stock.

STOCKHOLDERS' EQUITY	12 Months Ended
Apr. 01, 2012
STOCKHOLDERS' EQUITY
10.	STOCKHOLDERS’ EQUITY

Common Stock - Prior to the reclassification of our Class A common stock as discussed below, our common stock was convertible into Class A common stock on a one-for-one basis. The Class A common stock was identical to the common stock except that it gave the holder one-tenth (1/10) vote per share, voting together with our common stock as a single class on all matters except the election of directors. For election of directors, the Class A common stockholders voted as a class to elect 25% of the members of the board of directors.

On November 17, 2011, our shareholders approved a proposal to amend and restate the Company’s Certificate of Incorporation, pursuant to which (a) each share of Class A Common Stock of the Company, par value $0.10 per share (the “Class A Common Stock”), would be reclassified as and changed into one share of Common Stock of the Company, par value $0.10 per share (the “Common Stock”); (b) the class of Class A Common Stock (of which 32,500,000 shares were authorized) would be eliminated; and (c) the number of authorized shares of Common Stock would be increased from 12,000,000 to 24,000,000 shares. On November 29, 2011, following the certification of the final results of the voting at the special meeting, the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and is now effective.

As a result of the reclassification and the other changes described above and effected by the Amended and Restated Certificate of Incorporation, each share of Class A Common Stock has been reclassified as and changed into one share of Common Stock. As a further result of such changes, shares of the united class of Common Stock have one vote per share on all matters submitted to the Company’s stockholders, including the election of directors. The former Class A Common Stock had the right to 1/10 of a vote per share when voting together with the Common Stock on all matters except for the election of directors, with respect to which the shares of the former Class A Common Stock voted separately as a class to elect 25% of the members of the board of directors. In addition, all holders of the united class of Common Stock will vote as a single class. Holders of the former Class A Common Stock and the Common Stock were previously entitled to separate class voting rights in certain circumstances as required by law, and those class voting rights were eliminated with the reclassification.

Effective November 30, 2011, all shares of the Common Stock began trading as a single class on the Nasdaq Global Select Market under the ticker symbol “BNHN.” As a result of the reclassification, trading of the Class A Common Stock under the ticker symbol “BNHNA” was suspended following the close of the Nasdaq Global Select Market on November 29, 2011.

Additionally, our shareholder rights plan, under which a preferred share purchase right is represented by outstanding shares of our Common Stock and Class A Common Stock, expired automatically upon the Company’s Amended and Restated Certificate of Incorporation becoming effective.

Dividends - In January 2012, our board of directors authorized and declared our first quarterly cash dividend in the amount of $0.08 per common share. Dividends declared were $2.9 million for the fiscal year ended April 1, 2012, of which $1.4 million is included in accrued expenses of the accompanying consolidated balance sheet as of April 1, 2012.

RESTAURANT OPERATING EXPENSES	12 Months Ended
Apr. 01, 2012
RESTAURANT OPERATING EXPENSES
11.	RESTAURANT OPERATING EXPENSES

Restaurant operating expenses are those costs that are directly attributed to the operation of individual restaurant locations and consist of (in thousands):

	Fiscal Year Ended
	April 1,	March 27,	March 28,
	2012	2011	2010
	(53 weeks)	(52 weeks)	(52 weeks)
Labor and related costs	$115,177	$107,096	$107,798
Occupancy costs	22,468	21,451	20,944
Depreciation and amortization	19,620	19,600	19,088
Utilities and telephone	11,247	10,666	10,264
Restaurant supplies	8,393	8,291	8,549
Advertising and promotional costs (1)	13,858	12,199	10,853
Credit card discounts	6,375	6,445	6,001
Other restaurant operating expenses	25,438	23,668	24,989
Total restaurant operating expenses	$222,576	$209,416	$208,486

(1)
Advertising and promotional costs consist of advertising costs (see Note 1, Summary of Significant Accounting Policies) and various promotional costs, the most significant of which are the allocations from cost of sales of the estimated food and beverage cost related to the redemption of the gift certificates issued to “The Chef’s Table,” “The Hook-Up” and “Access” program participants.

IMPAIRMENT CHARGES	12 Months Ended
Apr. 01, 2012
IMPAIRMENT CHARGES
12.	IMPAIRMENT CHARGES

As discussed in Note 1, Summary of Significant Accounting Policies, we periodically assess the potential impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. As a result of a prolonged economic downturn and its resulting impact on our expectation of future cash flows, we determined that a change in circumstances had occurred and the carrying value of certain of our property and equipment may not be recoverable. During fiscal year 2010, the results of our analysis indicated that the property and equipment were impaired at three restaurants: Benihana Tucson, RA Sushi Palm Beach Gardens and Haru Philadelphia. Accordingly, we recognized an impairment charge of $1.2 million ($0.7 million after tax) to write-down the restaurants’ property and equipment to estimated fair value. During fiscal year 2012, our analysis resulted in an additional write-down of property and equipment of $2.6 million ($2.4 million after tax) primarily at our Benihana Plymouth Meeting location, all of which is classified as impairment charges in the accompanying consolidated statement of earnings. No such impairment charges were recorded during fiscal year 2011.

Additionally, as discussed in Note 1, Summary of Significant Accounting Policies, we review goodwill and other indefinite-lived intangible assets annually for impairment, or more frequently if indicators of impairment exist. Based on the results of step one of the fiscal year 2010 impairment test, the Benihana reporting unit’s estimated fair value did not exceed its carrying value, which required us to perform the second step of the goodwill impairment test. The second step of the goodwill impairment test indicated that all of the goodwill allocated to the Benihana reporting unit was impaired primarily due to depressed economic and industry factors at the valuation date and the step two purchase price allocations where a considerable amount of the Benihana reporting unit’s fair value was allocated to the Benihana trade name. Therefore, during fiscal year 2010, we recorded a non-cash goodwill impairment charge of $11.1 million ($7.3 million after-tax) to fully impair our Benihana reporting unit. No goodwill impairment charge was recorded during fiscal years 2012 or 2011.

The following table reflects the changes in the carrying amount of goodwill by concept for fiscal years 2010, 2011 and 2012:

	Teppanyaki	RA Sushi	Haru	Total
Balance as of March 28, 2010:
Goodwill	$11,124	$11,880	$6,896	$29,900
Accumulated impairment charges	(11,124)	(11,880)	-	(23,004)
Goodwill	-	-	6,896	6,896
Balance as of March 27, 2011:
Goodwill	11,124	11,880	6,896	29,900
Accumulated impairment charges	(11,124)	(11,880)	-	(23,004)
Goodwill	-	-	6,896	6,896
Balance as of April 1, 2012:
Goodwill	11,124	11,880	6,896	29,900
Accumulated impairment charges	(11,124)	(11,880)	-	(23,004)
Goodwill	$-	$-	$6,896	$6,896

We will continue to monitor events in future periods to determine if additional impairment testing is warranted.

LEASES	12 Months Ended
Apr. 01, 2012
LEASES
13.	LEASES

We generally operate our restaurants in leased premises. We are obligated under various lease agreements for certain restaurant facilities and our corporate office, which are classified as operating leases. The typical restaurant premises lease is for a term of between 10 to 25 years with renewal options ranging from 5 to 20 years. The leases generally provide for the obligation to pay property taxes, utilities and various other use and occupancy costs. We are also obligated under two leases for office space.

Under the provisions of certain of our leases, there are rent holidays and/or escalations in payments over the base lease term, percentage rent, as well as options for renewal for additional periods. The effects of the rent holidays and escalations have been reflected in rent expense on a straight-line basis over the expected lease term, which includes option periods we are reasonably assured to exercise due to the fact that we would incur an economic penalty for not doing so. Generally, the lease term commences on the date when we become legally obligated for the rent payments or as specified in the lease agreement. Recognition of rent expense begins when we have the right to control the use of the leased property, which is typically before rent payments are due under the terms of most of our leases. Percentage rent expense is generally based upon sales levels and is accrued at the point in time we determine that it is probable that the sales levels will be achieved.

Minimum payments under lease commitments are as follows (in thousands):

Operating
Leases
Fiscal year:
2013	$16,360
2014	16,210
2015	15,399
2016	14,953
2017	13,955
Thereafter	108,131
Total minimum lease payments	$185,008

Rent expense consists of (in thousands):
	Fiscal Year Ended
	April 1,	March 27,	March 28,
	2012	2011	2010
	(53 weeks)	(52 weeks)	(52 weeks)
Minimum rentals	$17,192	$16,690	$16,411
Contingent rentals	3,933	3,446	3,267
	$21,125	$20,136	$19,678

STOCK-BASED COMPENSATION	12 Months Ended
Apr. 01, 2012
STOCK-BASED COMPENSATION
14.	STOCK-BASED COMPENSATION

Our 2007 Equity Incentive Plan, as amended, authorizes the issuance of an aggregate of 2,750,000 shares of our common stock under the equity plan, authorizes the issuance upon the exercise of incentive stock options of an aggregate of 2,000,000 share of common stock and limits the maximum number of shares for which an employee of the Company may be granted equity awards under the equity plan during any calendar year to 750,000 shares. As of April 1, 2012, 810,233 shares of restricted common stock, net of forfeitures, and options to purchase 523,600 shares of common stock, net of cancellations, have been granted under the equity plan. Accordingly, 1,416,167 shares remain available for future grants under the equity plan.

The purpose of the 2007 Equity Incentive Plan is to enable us to attract, retain and motivate key employees and non-employee directors by providing them equity participation. The plan provides for incentive stock options (“ISO’s”) under Section 422 of the Internal Revenue Code of 1986, as amended, and for options which are not ISO’s, stock appreciation rights (“SARs”), stock grants and stock equivalent units. Options, SARs and stock equivalent units granted under the employee plans may not have terms exceeding ten years (in the case of optionees holding 10% or more of the combined voting rights of our securities, ISO’s may not have terms exceeding five years) and may not provide for an option exercise price of less than 100% of the fair market value of the our common stock on the day of the grant (110% of the fair market value in the case of optionees holding 10% or more of the combined voting rights of our securities). With regard to each option grant, the option first vests with respect to one-third on the first anniversary of the grant of the option, one-third on the second anniversary of the grant of the option and as to the balance of the shares on the third anniversary of the option. With regard to each restricted stock grant, the grant is subject to a risk of forfeiture which first lapses with respect to approximately one-third on the first anniversary of the grant, approximately one-third on the second anniversary of the grant and the balance of the shares on the third anniversary of the grant.

Under the 2007 Equity Incentive Plan, options to purchase 10,000 shares of common stock are automatically granted to each of our non-employee directors on the date of our annual meeting of stockholders and are exercisable ratably as to one-third of the shares on the date which is six months after the date of grant, one-third of the shares on the first anniversary of the grant of the option and as to the balance of the shares on the second anniversary of grant of the option.

We recorded $2.8 million ($1.7 million after-tax), $2.7 million ($1.8 million after-tax) and $0.5 million ($0.3 million after-tax) in stock compensation expense, included in general and administrative expenses in the accompanying consolidated statement of earnings, during fiscal years 2012, 2011 and 2010, respectively.

Stock Options - Stock option transactions under the above plans for fiscal years 2010, 2011 and 2012 are as follows:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value
		(per share)	(in years)	(in thousands)

Outstanding at March 29, 2009	1,610,363	$9.61
Granted	60,000	6.33
Canceled/Expired	(593,509)	9.42
Exercised	(123,141)	5.20

Outstanding at March 28, 2010	953,713	10.10
Granted	90,000	7.95
Canceled/Expired	(178,179)	9.66
Exercised	(63,734)	5.28

Outstanding at March 27, 2011	801,800	10.34
Granted	80,000	11.12
Canceled/Expired	(41,450)	8.67
Exercised	(122,917)	7.51
Outstanding at April 1, 2012	717,433	$10.95	4.72	$2,125
Exercisable at April 1, 2012	617,433	$11.04	4.59	$1,861

During fiscal years 2012, 2011 and 2010, options to purchase 80,000, 90,000 and 60,000 of common stock were granted, respectively. Refer to Note 1, Summary of Significant Accounting Policies, for assumptions used in estimating the fair value of these option grants. We expect options to purchase 46,664 shares to vest during fiscal year 2013. The weighted average grant date fair value of options granted during fiscal years 2012, 2011 and 2010 was $4.11, $3.96 and $3.48, respectively.

			Options Outstanding			Options Exercisable
				Weighted-
				Average	Weighted		Weighted
				Remaining	Average		Average
				Contractual	Exercise		Exercise
Ranges of exercise prices:			Number	Life (in years)	Price	Number	Price
$0.00	-	$5.00	40,000	6.66	$2.61	40,000	$2.61
5.01	-	7.50	40,000	7.49	6.33	40,000	6.33
7.51	-	10.00	210,833	3.02	8.00	190,833	8.04
10.01	-	12.50	216,600	5.56	10.63	136,600	10.35
12.51	-	17.50	135,000	4.60	15.56	135,000	15.56
17.50	-	18.84	75,000	4.76	18.82	75,000	18.82
			717,433	4.72	$10.95	617,433	$11.04

The intrinsic value of a stock option is the amount by which the fair value of the underlying stock exceeds the exercise price of the option. For fiscal years 2012, 2011 and 2010, the total intrinsic value of stock options exercised was $0.3 million, $0.1 million and $0.1 million, respectively. Upon the exercise of stock options, shares are issued from new issuances of stock. The tax benefit realized for tax deductions from stock options during each of fiscal years 2012, 2011 and 2010 totaled less than $0.1 million. As of April 1, 2012, total unrecognized compensation cost related to nonvested stock options totaled $0.3 million and is expected to be recognized over approximately 1.1 years. The total fair value of shares vested during fiscal year 2012 was $0.3 million.

Restricted Stock - Restricted stock transactions under the 2007 Equity Incentive Plan are as follows:

		Weighted
		Average
		Grant Date
	Shares	Fair Value
		(per share)

Nonvested at March 29, 2009	9,533	$10.35
Granted	-	-
Forfeited	(3,400)	10.35
Vested	(3,065)	10.35
Nonvested at March 28, 2010	3,068	10.35
Granted	625,000	8.14
Forfeited	(2,267)	10.35
Vested	(152,884)	8.21
Nonvested at March 27, 2011	472,917	8.12
Granted	165,000	7.64
Forfeited	-	-
Vested	(52,500)	8.53
Nonvested at April 1, 2012	585,417	$7.95

The aggregate intrinsic value of vested restricted stock awards as of April 1, 2012 and March 27, 2011 was $0.5 million and $1.3 million, respectively. As of April 1, 2012, there was $1.1 million of unrecognized compensation cost related to restricted stock grants, which is expected to be recognized over approximately 1.0 year.

Subsequent to year-end, on May 24, 2012, an additional 104,167 shares pursuant to restricted stock awards vested with a weighted average grant date fair value of $8.14 and an intrinsic value of $1.7 million.

INCOME TAXES	12 Months Ended
Apr. 01, 2012
INCOME TAXES
15.	INCOME TAXES

Deferred tax assets and liabilities reflect the tax effect of temporary differences between amounts of assets and liabilities for financial reporting purposes and the amounts of these assets and liabilities as measured by income tax law. The income tax effects of temporary differences that give rise to deferred tax assets and liabilities are as follows (in thousands):

	April 1,	March 27,
	2012	2011
Deferred tax assets:
Straight-line rent expense	$6,145	$5,747
Goodwill	1,995	2,270
Gift certificate liability	1,281	1,136
Amortization of gain	519	556
FICA tip credit carryover	3,730	4,079
Employee benefit accruals	2,877	2,285
Workers compensation	1,319	1,157
State net operating loss carryforwards	1,942	2,355
Accrued liabilities and other	1,760	160
	21,568	19,745

Valuation Allowance	(1,942)	(2,355)

Deferred tax liabilities:
Property and equipment	5,990	6,168
Inventories	872	812
	6,862	6,980

	12,764	10,410
Available for sale investment securities	(33)	(35)
Net deferred tax asset	$12,731	$10,375

We have FICA tip credit carryovers of $3.7 million that expire in 2032. We have certain state net operating loss carryforwards of $45.6 million, with an estimated tax effect of $1.9 million. These state net operating loss carryforwards expire at various dates through 2032. We believe that it is more likely than not that the benefit from certain state net operating loss carryforwards will not be realized. Accordingly, as of April 1, 2012, we have provided a valuation allowance of $1.9 million for these state net operating loss carryforwards.

Net deferred tax asset consists of (in thousands):

	April 1,	March 27,
	2012	2011
Current asset	$1,973	$322
Long-term asset	10,758	10,053
	$12,731	$10,375

The income tax provision (benefit) consists of (in thousands):

	Fiscal Year Ended
	April 1,	March 27,	March 28,
	2012	2011	2010
Current tax expense (benefit):	(53 weeks)	(52 weeks)	(52 weeks)
Federal	$1,366	$(1,147)	$(1,774)
State	1,075	1,268	94
Deferred tax (benefit) expense:
Federal and State	(2,354)	(791)	865
Income tax expense (benefit)	$87	$(670)	$(815)

The income tax provision differed from the amount computed at the statutory rate as follows (in thousands):

	Fiscal Year Ended
	April 1,	March 27,	March 28,
	2012	2011	2010
Federal income tax provision at statutory rate of 34% in each of	(53 weeks)	(52 weeks)	(52 weeks)
fiscal years 2012, 2011 and 2010	$1,388	$226	$(3,318)
State income taxes, net of federal benefit	899	44	216
Tax credits, net	(1,896)	(1,735)	(1,635)
Permanent book/tax differences	137	263	-
Tax benefit recognized for uncertain tax positions	-	(106)	(96)
Goodwill impairment	-	-	3,782
Change in valuation allowance	(412)	315	-
Change in tax rate	-	323	233
Other	(29)	-	3

Income tax provision (benefit)	$87	$(670)	$(815)

Effective income tax rate	2.1%	-100.8%	8.4%

We file income tax returns that are periodically audited by various federal and state jurisdictions. With few exceptions, we are no longer subject to federal and state income tax examinations for years prior to fiscal year 2008. Our federal income tax return for fiscal year 2009 and our Florida state income tax return for fiscal year 2009 are currently under examination. We have not yet received any preliminary findings from these examinations.

As of April 1, 2012, we had $0.2 million of unrecognized tax benefits related to uncertain tax positions, all of which would impact the tax rate, if recognized. Of the total unrecognized tax benefits at April 1, 2012, we believe it is reasonably possible that this amount could be reduced by $0.1 million in the next twelve months due the expiration of statute of limitations. As of March 27, 2011, we had $0.2 million of unrecognized tax benefits.

The unrecognized tax benefits and related interest and penalties are generally classified as other long term liabilities in the accompanying consolidated balance sheets. A reconciliation of beginning and ending unrecognized tax benefits, exclusive of related interest and penalties, is as follows (in thousands):

Unrecognized tax benefits, March 28, 2010	$300
Gross decreases - prior period tax positions	(119)
Gross increases - prior period tax positions	21
Unrecognized tax benefits, March 27, 2011	202
Gross decreases - prior period tax positions	(76)
Gross increases - prior period tax positions	65
Unrecognized tax benefits, April 1, 2012	$191

We recognize interest and penalties related to unrecognized tax benefits within income tax expense in the accompanying consolidated statements of earnings. As of April 1, 2012 and March 27, 2011, the amount accrued for the payment of interest was not significant, and we did not incur any penalties related to unrecognized tax benefits.

RESIGNATION OF FORMER DIRECTORS AND EXECUTIVES	12 Months Ended
Apr. 01, 2012
RESIGNATION OF FORMER DIRECTORS AND EXECUTIVES
16.	RESIGNATION OF FORMER DIRECTORS AND EXECUTIVES

In connection with the resignation of former directors and executives, we incurred severance costs of $0.2 million and $0.5 million during fiscal years 2011 and 2010, respectively, included in general and administrative expenses in the accompanying consolidated statements of earnings. Of the total amount of $0.8 million due to former directors and executives as of April 1, 2012 related to severance costs accrued in fiscal years 2011, 2010 and prior years, $0.4 million is classified as short-term within accrued expenses and $0.4 million is classified as long-term within other long-term liabilities in the accompanying consolidated balance sheets.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Apr. 01, 2012
COMMITMENTS AND CONTINGENCIES
17.	COMMITMENTS AND CONTINGENCIES

Wage and Hour Proceedings - The Company has been named in certain litigation involving wage and hour laws in both California and New York. The current exposure related to the California wage and hour claims is not considered significant as the class was not certified as to the wage and hour claims. The New York cases are currently under review to determine if they will be certified as class actions, and it is not possible to determine a probable outcome at this time. We intend to vigorously defend these claims. Another claim in the California wage and hour case was granted class certification, and we have agreed to a tentative settlement amount of $660,000 based on recent negotiations. This tentative settlement amount and agreed upon insurance recoveries have been recorded as of April 1, 2012, in the accompanying consolidated balance sheets.

Merger Agreement - Subsequent to the May 22, 2012 announcement of our entering into a definitive merger agreement (see Note 2, Merger Agreement), three suits have been filed against us, our directors and the acquiring party on behalf of the public stockholders of Benihana Inc. as a class, challenging the proposed merger. The suits allege, among other things, that the acquisition price of $16.30 per common share is inadequate. We intend to vigorously defend these claims.

Acquisitions – Haru Holding Corp – During fiscal year 2007, a suit was brought against us by the former minority stockholders of Haru Holding Corp. (“Haru”) over, among other things the calculation of the put option price related to our fiscal year 2006 acquisition of the remaining 20% of the equity of Haru pursuant to such put option. Subsequent proceedings dismissed all claims against us and found that our original calculation of the put option price of approximately $3.7 million was correct, and we paid such amount in fiscal year 2011. In March 2012, these findings were upheld in our favor on appeal, and we will not owe any pre-judgment interest on the option. As such, we do not believe we have any material remaining exposure.

Other Litigation - In one incident at a RA Sushi location, on which a claim had been filed against us, a guest was subsequently involved in a fatal automobile accident. In July 2011, a jury returned a verdict for which we were found to be 30% responsible, resulting in a liability as assessed of approximately $0.2 million. However, our economic liability was ultimately greater given the joint and several liability laws of this specific state. We have general liability insurance coverage for such claims, subject to certain retention levels which the ultimate economic liability exceeded.

We are not subject to any other significant pending legal proceedings, other than ordinary routine claims incidental to our business or those otherwise covered by our insurance policies.

We do not believe that the ultimate resolution of these matters will have a material adverse effect on our results of operations, financial condition or cash flows. However, the results of these matters cannot be predicted with certainty, and an unfavorable resolution of one or more of these matters could have a material adverse effect on our financial condition, results of operations or cash flows.

Merger Related Contingencies - The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals. Upon the termination of the Merger Agreement, in certain circumstances, we would be responsible for reimbursing Angelo Gordon for up to $1,750,000 in certain fees and expenses related to the transaction and in certain circumstances, may be obligated to pay a termination fee to Angelo Gordon of either $5,928,000 or $11,115,000 (depending on the circumstances). Pursuant to an engagement agreement between us and Jefferies & Company, Inc. (“Jefferies), our financial advisors, we have agreed to pay Jefferies a fee in the amount of approximately $4 million for its services, a portion of which was payable upon delivery of its opinion and the remainder of which is payable contingent upon the closing of the transaction.

Supply Agreements - We have entered into national supply agreements for the purchase of certain commodities, such as beef and seafood items, as well as produce, oils and other items used in the normal course of business, at fixed prices for up to twelve-month terms. These supply agreements will eliminate volatility in the cost of the commodities over the terms of the agreements. These supply agreements are not considered derivative contracts.

Lease Agreements - We have two Haru lease agreements that expire in August 2012 and July 2014. These locations contributed restaurant level operating income of $1.5 million and $1.4 million, respectively, to the consolidated fiscal year 2012 restaurant operating income. We are in negotiations with the current landlords, and we are actively pursuing alternative locations in the existing trade areas at this time. We expect to either extensively renovate or relocate these restaurants within the next 12-24 months. During the time of the temporary closure of the one restaurant whose expiration is August 2012, we believe we can recover a portion of lost delivery revenue by redirecting the orders and servicing them from another Haru location.

Other – Refer to Note 16, Resignation of Former Directors and Executives, for cash obligations incurred in connection with the resignation of certain former directors and executives.

SEGMENT REPORTING	12 Months Ended
Apr. 01, 2012
SEGMENT REPORTING
18.	SEGMENT REPORTING

Our reportable segments are those that are based on our methods of internal reporting and management structure. We manage operations by restaurant concept.

Revenues for each of the segments consist of restaurant sales. Franchise revenues, while generated from Benihana franchises, have not been allocated to the Benihana teppanyaki segment. Franchise revenues are reflected as corporate revenues.

The table below presents information about reportable segments for fiscal years 2012, 2011 and 2010 (in thousands):

	Fiscal Year Ended
	April 1, 2012 (53 weeks)
	Teppanyaki	RA Sushi	Haru	Corporate	Consolidated

Revenues	$236,917	$80,907	$32,550	$1,703	$352,077
Depreciation and amortization	14,037	3,642	1,979	280	19,938
Impairment charges	2,600	-	25	-	2,625
Income (loss) from operations	22,591	7,694	2,820	(28,573)	4,532
Capital expenditures	8,973	746	221	182	10,122
Goodwill	-	-	6,896	-	6,896
Total assets	142,001	27,616	19,956	39,850	229,423

	Fiscal Year Ended
	March 27, 2011 (52 weeks)
	Teppanyaki	RA Sushi	Haru	Corporate	Consolidated

Revenues	$216,819	$76,544	$32,558	$1,719	$327,640
Depreciation and amortization	14,004	3,658	1,970	1,970	21,602
Income (loss) from operations	21,375	6,581	3,206	(29,129)	2,033
Capital expenditures, net of	5,620	1,432	724	277	8,053
Goodwill	-	-	6,896	-	6,896
Total assets	131,135	30,101	21,545	38,101	220,882

	Fiscal Year Ended
	March 28, 2010 (52 weeks)
	Teppanyaki	RA Sushi	Haru	Corporate	Consolidated

Revenues	$205,638	$73,484	$32,675	$1,727	$313,524
Depreciation and amortization	13,600	3,444	2,079	962	20,085
Impairment charges	11,796	256	295	-	12,347
Income (loss) from operations	1,207	3,676	3,664	(16,285)	(7,738)
Capital expenditures, net of insurance proceeds	12,033	332	4,635	-	17,000
Goodwill	-	-	6,896	-	6,896
Total assets	157,522	32,249	22,782	21,537	234,090

RELATED PARTY TRANSACTIONS	12 Months Ended
Apr. 01, 2012
RELATED PARTY TRANSACTIONS
19.	RELATED PARTY TRANSACTIONS

Darwin C. Dornbush, a former member of our board of directors who retired during fiscal year 2012, is a retired partner in Dornbush Schaeffer Strongin & Venaglia, LLP, a law firm. In fiscal years 2012, 2011 and 2010, we incurred approximately $0.2 million, $0.9 million and $1.3 million, respectively, in legal fees and expenses to Dornbush Schaeffer Strongin & Venaglia, LLP. We also paid Mr. Dornbush, as an employee, for certain management advisory services approximately less than $0.1 million and $0.2 million in fiscal years 2011 and 2010, respectively. As of September 28, 2010, Mr. Dornbush was no longer compensated as an employee of the Company.

During fiscal year 2008, we entered into a lease for a Benihana teppanyaki restaurant to be located in Orlando, FL, with an annual rent of $0.1 million and a base term of 20 years. The landlord is Bluegreen Vacations Unlimited, Inc., a subsidiary of Bluegreen Corporation. Three of our directors are also directors of Bluegreen Corporation.

J. Ronald Castell, a director of ours, provided certain marketing consulting services and earned less than $0.1 million in consulting fees during fiscal year 2010. No such services were provided in fiscal years 2012 or 2011.

As discussed in Note 9, Convertible Preferred Stock, we sold an aggregate 800,000 shares of our Series B preferred stock to BFC for $20.0 million. The sale of Series B preferred stock resulted in net aggregate proceeds of $19.2 million. John E. Abdo, a Director, is also a Director and Vice Chairman of the Board of BFC and is a significant shareholder of BFC. Alan B. Levan, who became a Director after the end of fiscal year 2009, is Chairman, Chief Executive Officer and President, as well as a significant shareholder, of BFC. During fiscal year 2012, BFC exercised their option to convert all of their Series B preferred stock into 1,582,577 shares of common stock. Dividends of $0.6 million, $1.0 million and $1.0 million were paid to BFC on the Series B preferred stock in fiscal years 2012, 2011 and 2010, respectively. As of April 1, 2012, there is no outstanding Series B preferred stock.

During fiscal year 2010, we engaged BFC through its wholly-owned subsidiary, Snapper Creek Equity Management, LLC (“Snapper Creek”), to provide management, financial advisory and other consulting services. We incurred approximately $0.5 million and $0.2 million in consulting fees in fiscal years 2011 and 2010, respectively. Effective November 30, 2010, we were no longer engaging Snapper Creek to provide any services.

During fiscal year 2010, we engaged Risk Management Services (“RMS”), an affiliate of BFC, to provide insurance and risk management services. Fees incurred by RMS in fiscal year 2010 were not significant. As of September 21, 2010, we were no longer engaging RMS to provide any services.

Benihana of Tokyo, Inc. (“BOT”) is the licensed operator of a Benihana restaurant in Honolulu, Hawaii (the “Honolulu Restaurant”). We have granted to BOT a perpetual license to operate the Honolulu Restaurant and an exclusive license to own and operate Benihana restaurants in Hawaii. This license is royalty free with respect to any Hawaiian restaurant beneficially owned by BOT or its affiliates and bears a royalty of 6% of gross revenues in the event the restaurants are transferred to an unaffiliated third party.

INCENTIVE AND DEFERRED COMPENSATION PLANS	12 Months Ended
Apr. 01, 2012
INCENTIVE AND DEFERRED COMPENSATION PLANS
20.	INCENTIVE AND DEFERRED COMPENSATION PLANS

Incentive Plan - We have an incentive compensation plan whereby bonus awards are made if we attain certain financial targets or at the discretion of the Compensation Committee of the Board of Directors (the “Compensation Committee”). Our annual incentive compensation plan ties key employees’ bonus earning potential to individually-designed performance objectives. Under the plan, each plan participant is provided a range of potential annual cash incentive awards based on his or her individually-designed performance objectives. Actual awards paid under the plan are based on exceeding goals tied to certain budgeted results. A portion of awards is also determined by achieving other performance and management goals. Target rates are approved annually by the Compensation Committee.

We recorded $2.2 million, $1.1 million and $0.8 million of corporate incentive compensation expense during fiscal years 2012, 2011 and 2010.

Deferred Compensation Plan - We have an executive retirement plan whereby certain key employees may elect to defer up to 20% of their salary and 100% of their bonus until retirement or age 55, whichever is later, or due to disability or death. Employees may select from various investment options for their available account balances. We have elected to invest the deferrals in mutual funds that track the election made by the participants and to monitor the selected investment’s performance. Investment earnings are credited to their accounts, and we increase or decrease our obligations under the deferred compensation plan based upon such investment results.

QUARTERLY FINANCIAL DATA (UNAUDITED)	12 Months Ended
Apr. 01, 2012
QUARTERLY FINANCIAL DATA (UNAUDITED)
21.	QUARTERLY FINANCIAL DATA (UNAUDITED)

Fiscal quarter ended (in thousands except for per share information)

	April 1, 2012				March 27, 2011
	Fourth	Third	Second	First	Fourth	Third	Second	First
	(13 weeks)	(12 weeks)	(12 weeks)	(16 weeks)	(12 weeks)	(12 weeks)	(12 weeks)	(16 weeks)
Revenues	$92,289	$77,003	$76,241	$106,544	$81,786	$72,895	$72,190	$100,769
(Loss) income from operations	(338)	1,598	908	2,364	2,198	1,312	(4,008)	2,531
Net income (loss)	81	1,039	928	1,949	549	2,179	(3,002)	1,609
Basic earnings (loss) per share	$-	$0.06	$0.05	$0.10	$0.02	$0.12	$(0.21)	$0.08
Diluted earnings (loss) per share	$-	$0.06	$0.05	$0.10	$0.02	$0.12	$(0.21)	$0.08

The loss from operations and net income recognized in the fourth quarter of fiscal year 2012 includes the non-cash impairment charges of $2.6 million ($2.4 million after tax) further discussed in Note 12, Impairment Charges.